SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                  FORM 8-K



                               CURRENT REPORT




                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported): March 25, 1996
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                        FLEET FINANCIAL GROUP, INC.
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           (Exact name of registrant as specified in its charter)


                                RHODE ISLAND
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               (State or other jurisdiction of incorporation)



                      1-6366                     05-0341324
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            (Commission File Number)         (IRS Employer
                                              Identification No.)


         One Federal Street, Boston, Massachusetts            02110
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         (Address of principal executive offices)        (Zip Code)




     Registrant's telephone number, including area code:  617-292-2000
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Item 5.  Other Events.
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     On December 19, 1995, Fleet entered into an Agreement and Plan of
Merger (the "Merger Agreement") with National Westminster Bank Plc
("NatWest Plc") providing for the merger (the "Merger") of Fleet Bank of New York, National Association ("FBNY"), a wholly-owned subsidiary of
Fleet, with and into NatWest Bank N.A. ("Natwest") which shall continue its existence as the surviving bank under the name "Fleet Bank of New York, National Association". Pursuant to the terms of the Merger Agreement, Fleet will purchase from NatWest Plc the three main operating entities of NatWest Bancorp (Bancorp), a wholly-owned, indirect subsidiary of NatWest Plc: NatWest Bank N.A., NatWest (Delaware) and NatWest Services Inc. The Merger Agreement also requires that certain assets and liabilities of NatWest will be retained by Bancorp or transferred to other affiliates of NatWest Plc. NatWest is a wholly-owned, direct subsidiary of National Westminster Bancorp NJ, a New Jersey corporation, which is a wholly-owned, direct subsidiary of National Westminster Bancorp, Inc., a Delaware corporation ("Bancorp"). Bancorp is a wholly-owned, indirect subsidiary of NatWest Plc.

     Fleet hereby files the Consolidated Statements of Condition of Bancorp at December 31, 1995 and 1994 and the related Consolidated Statements of Operations, Changes in Equity Capital and Cash Flows for each of the three years in the period ending December 31, 1995 and Notes thereto.

     For additional information regarding the Merger, see the Registrant's Current Report on Form 8-K dated December 19, 1995, February 8, 1996 and March 15, 1996.

Item 7.  Financial Statements and Exhibits.
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     The following exhibits are filed as part of this report:

          23        Consent of KPMG Peat Marwick LLP

          99(a) Consolidated Statements of Condition of Bancorp as of December 31, 1995 and 1994; Bancorp's Consolidated Statements of Operations, Consolidated Statements of Changes in Equity Capital and Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993 and Notes thereto.

                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.



                                             FLEET FINANCIAL GROUP, INC.
                                                  Registrant



                                             By  /s/ Robert C. Lamb, Jr.
                                                ---------------------------
                                                     Robert C. Lamb, Jr.
                                                     Chief Accounting Officer
                                                     and Controller



Dated: March 25, 1996

                               EXHIBIT INDEX

                                                                        Filing
Exhibit No.                     Description                             Method
-----------                     -----------                             ------

23           Consent of KPMG Peat Marwick LLP

99(a) Consolidated Statements of Condition of Bancorp as of December 31, 1995 and 1994; Bancorp's Consolidated Statements of Operations, Consolidated Statements of Changes in Equity Capital and Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993.